                     FOURTH AMENDMENT TO SECOND AMENDED AND
                      RESTATED LOAN AND SECURITY AGREEMENT

     THIS FOURTH AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT ("AMENDMENT"), dated effective as of October 30, 2001 (the "AMENDMENT EFFECTIVE DATE"), is executed and entered into by and among the financial institutions listed on the signature pages hereof (such financial institutions are referred to herein individually as a "LENDER" and collectively as the "LENDERS"), Bank of America, National Association (in its capacity as agent for the Lenders, the "AGENT"), and Pentacon, Inc. (the "PARENT") and each of the other undersigned subsidiaries of the Parent party to the Agreement (defined below) (the Parent and such subsidiaries are referred to collectively herein as the "BORROWERS").

                                    RECITALS:

     A. The Borrowers, the Lenders, and the Agent are parties to the certain Second Amended and Restated Loan and Security Agreement, dated as of September 30, 1999, as amended by the certain First Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of November 15, 1999, the certain Second Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of December 31, 1999, and the certain Third Amendment to Second Amended and Restated Loan and Security Agreement dated effective as of September 30, 1999 (collectively, the "AGREEMENT").

     B. The Borrowers, the Lenders, and the Agent have agreed to amend the Agreement as provided below.

     NOW THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto hereby agree as follows:

                                    ARTICLE 1
                                   DEFINITIONS

     Section 1.1 DEFINITIONS. Unless otherwise defined in this Amendment, terms defined by the Agreement, where used in this Amendment, shall have the same meanings in this Amendment as are prescribed by the Agreement.

                                    ARTICLE 2
                                   AMENDMENTS

     Section 2.1 AMENDMENT TO DEFINITIONS IN SECTION 1.1 OF THE AGREEMENT. Effective as of the Amendment Effective Date, the definitions of "Applicable Margin," "Attorney Costs," "EBITDA" and "Stated Termination Date" in SECTION 1.1 of the Agreement are hereby amended and

FOURTH AMENDMENT TO SECOND AMENDMENT AND
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restated, and a new definition of "Commitment Termination Date" is hereby added, each of which shall read in its entirety as follows:

     "APPLICABLE MARGIN" means, with respect to Base Rate Revolving Loans and all other Obligations, one percent (1.00%)

     "ATTORNEY COSTS" means and includes all fees, expenses and disbursements of any law firm or other counsel engaged by the Agent, and all fees, expenses and disbursements of any consultants, including financial consultants, employed by such counsel on behalf of, or at the request of, the Agent.

     "COMMITMENT TERMINATION DATE" means March 21, 2002.

     "EBITDA" means for any period, the sum of Net Income, PLUS, the sum of the following to the extent included in the determination of Net Income: (a) the amount, if any, by which Interest Expense exceeds interest income; PLUS (b) income and franchise taxes; PLUS (c) depreciation and amortization expense; PLUS (d) all restructuring charges, costs and expenses, retention bonuses, expenses or writeoffs related to unamortized debt issuance costs, and all professional fees, whether incurred by the Borrowers or by the Agent, any Lender or for or on behalf of any holder of the Subordinated Notes or any prospective refinancing lender and reimbursed by Borrower, appraisal fees, due diligence costs, PLUS
     (e) the Amendment Fee as defined in the Fourth Amendment to the Second Amended and Restated Loan and Security Agreement, dated October 30, 2001 by and among the Borrowers, the Agent and the Lenders.

     "STATED TERMINATION DATE" means March 31, 2002.

     Section 2.2 AMENDMENT TO DEFINITION OF BORROWING BASE. Effective as of the Amendment Effective Date, (i) CLAUSE (b)(v)(C) of the definition of Borrowing Base in SECTION 1.1 of the Agreement hereby is amended to delete the word "and" at the end thereof and replace same with a comma, (ii) CLAUSE (b)(v)(D) of the definition of Borrowing Base hereby is re-designated as CLAUSE (b)(v)(E) (but otherwise remains unchanged) and (iii) a new CLAUSE (b)(v)(D) hereby is added to the definition of Borrowing Base, to be inserted immediately following existing CLAUSE (b)(v)(C) thereof, which shall read as follows:

               (D) a minimum availability reserve in an amount equal to (a) $6,500,000 on any day during the period October 30, 2001 through and including December 31, 2001, (b) $7,500,000 on any day during the period January 1, 2002 through and including January 31, 2002, (c) $8,500,000 on any day during the period February 1, 2002 through and including February 28, 2002 or (d) $9,500,000 on any during the period March 1, 2002 through and including March 31, 2002; and

FOURTH AMENDMENT TO SECOND AMENDMENT AND
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     Section 2.3  AMENDMENT TO SECTION 2.2 AND SECTION 3.5. Effective as of the
Amendment Effective Date, the term "Termination Date," where used in the first sentence of SECTION 2.2 of the Agreement and in SECTION 3.5 of the Agreement hereby is amended and restated to read "Commitment Termination Date."

     Section 2.4  AMENDMENT TO SECTION 3.1. Effective as of the
Amendment Effective Date, SECTION 3.1 of the Agreement hereby is amended to add the following sentence, immediately following the existing last sentence thereof:

     Notwithstanding the foregoing, on and after October 30, 2001, (i) the Borrowers shall not have the option to designate portions of the Loans to bear interest at a rate determined by reference to the LIBOR Rate, (ii) all requests by the Borrowers for Loans, Continuations or Conversions shall be deemed to be a request for or selection of a Base Rate Loan, and (iii) any and all Loans funded, Continued or Converted shall bear interest at a rate determined according to the Base Rate.

     Section 2.5 AMENDMENT TO SECTION 4.3. Effective as of the Amendment Effective Date, SECTION 4.3 of the Agreement is hereby amended and restated in its entirety to read as follows:

          Section 4.3 MANDATORY REDUCTION PAYMENT. On the Commitment Termination Date the Borrowers shall make a mandatory prepayment, to be applied to the Secured Obligations in the manner provided by SECTION 4.8, in an amount sufficient to reduce the unpaid balance of the Secured Obligations to an amount not greater than one Dollar ($1).

     Section 2.6 AMENDMENT TO SECTION 6.7. Effective as of the Amendment Effective Date, CLAUSE (a) of SECTION 6.7 of the Agreement hereby is amended and restated to read in its entirety as follows:

     (a) at least two times during each calendar week, at such intervals as are acceptable to the Agent, or more frequently if requested by the Agent or needed by the Borrowers to redetermine Availability, a schedule of each Borrower's Accounts created since the last such schedule and a Borrowing Base Certificate as of the close of business on the preceding Business Day;

     Section 2.7 AMENDMENT TO SECTION 7.2(b). Effective as of the Amendment Effective Date, the phrase "thirty (30) days" in the first sentence of
SECTION 7.2(b) of the Agreement hereby is amended and restated to read "twenty (20) days."

FOURTH AMENDMENT TO SECOND AMENDMENT AND
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     Section 2.8  AMENDMENT TO ADD SECTION 9.28. Effective as of the Amendment
Effective Date, SECTION 9.28 of the Agreement hereby is added to the Agreement, which shall be deemed inserted immediately following SECTION 9.27 of the Agreement and which shall read in its entirety as follows:

          Section 9.28 MINIMUM MONTHLY EBITDA. The Borrowers shall not permit aggregate EBITDA of the Borrowers, determined for each calendar month listed below, to be less than the respective amounts specified for such calendar month:

     CALENDAR MONTH                     MINIMUM EBITDA
     --------------                     --------------
     October                            $1,200,000
     November                           $1,000,000
     December                           $  600,000
     January                            $1,600,000
     February                           $1,600,000

     Section 2.9 AMENDMENT TO ADD SECTION 9.29. Effective as of the Amendment Effective Date, SECTION 9.29 of the Agreement hereby is added to the Agreement, which shall be deemed inserted immediately following SECTION 9.28 of the Agreement and which shall read in its entirety as follows:

          Section 9.29 MAXIMUM GROSS INVENTORY. The Borrowers shall not permit aggregate gross amount of Inventory of the Borrowers, determined as of the last day of each calendar month listed below, to be more than the respective amounts specified for such calendar month:

     CALENDAR MONTH                     MAXIMUM GROSS INVENTORY
     --------------                     -----------------------
     October                            $133,500,000
     November                           $133,000,000
     December                           $130,500,000
     January                            $130,000,000
     February                           $130,200,000

     Section 2.10 AMENDMENT TO SECTION 13.2. Effective as of the Amendment Effective Date, SECTION 13.2 of the Agreement hereby is amended to add the following PROVISO, to be inserted immediately following the end of the existing last sentence thereof:

     PROVIDED FURTHER, that no amendment shall, unless in writing and signed by Bank of America (in its capacity as a Lender) and at least two other Lenders and acknowledged by the Agent, do any of the following: (A) reduce or release the minimum availability reserve established under CLAUSE (b)(v)(D) of the definition of

FOURTH AMENDMENT TO SECOND AMENDMENT AND
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     Borrowing Base or (B) release or reduce the $4,900,000 reserve established by the Agent as provided in the certain letter by the Agent to the Parent dated September 28, 2001.

                                    ARTICLE 3
                             ADDITIONAL AGREEMENTS

     Section 3.1 CONVERSION OF OUTSTANDING LIBOR LOANS. On the Amendment Effective Date, all outstanding LIBOR Loans shall be Converted to Base Rate Loans, PROVIDED, that the Lenders waive any amounts chargeable pursuant to
SECTION 5.4 as a consequence of any such Conversion.

     Section 3.2 INVENTORY APPRAISAL. The Borrowers acknowledge that the Agent intends to engage, or cause its counsel to engage, an appraiser acceptable to the Agent and the Lenders to prepare an appraisal of the Borrowers' Inventory on an orderly liquidation valuation basis with methodology satisfactory to the Agent and the Lenders, and to deliver same to the Agent and/or such counsel in connection with administration of the Agreement. The Borrowers agree that the Borrowers are obligated to pay or reimburse to the Agent all costs, expenses and disbursements of such appraiser as Obligations of the Borrowers under
SECTION 15.7 of the Agreement. The Borrowers agree to cooperate with the Agent and such appraiser as may be requested by the Agent or such appraiser in order to deliver such appraisal to the Agent not later than December 15, 2001, with no qualifications or exceptions except any such qualifications or exceptions as may be acceptable to the Agent and the Lenders in their discretion.

     Section 3.3 FINANCIAL CONSULTANT. The Borrowers acknowledge that the Agent intends to engage, or cause its counsel to engage, a financial consultant acceptable to the Agent to advise the Agent and/or such counsel in connection with administration of the Agreement, and agrees that the Borrowers are obligated to pay to the Agent all costs, expenses and disbursements of such consultant as Obligations of the Borrowers under SECTION 15.7 of the Agreement.

     Section 3.4 PENTACON USA, L.P. Pace Products, Inc. and Capitol Bolt & Supply, Inc. (the "MERGED LOAN PARTIES") each merged with and into Pentacon USA, L.P., a Texas limited partnership and Wholly-Owned Subsidiary of Pentacon, Inc. ("PENTACON USA"), effective on November 6, 2000 with respect to Pace Products, Inc. and effective on November 22, 2000 with respect to Capitol Bolt & Supply, Inc. (each of the foregoing dates being herein called a "MERGER EFFECTIVE DATE"), with Pentacon USA being the survivor of such mergers and thereby succeeding to all titles, interests, rights and obligations of the Merged Loan Parties, respectively, under and subject to the Loan Documents. Pentacon USA hereby ratifies and confirms its obligation and liability for all obligations and liabilities of the Merged Loan Parties under the Loan Documents and, pursuant to SECTION 15.20 of the Agreement and effective on and after its applicable Merger Date, joins as a Borrower and a Loan Party with all rights and obligations of a Loan Party under the Agreement, and grants to the Agent, for the benefit of the Lenders, a security interest, lien and collateral assignment in and to the Collateral as security for the Obligations, in each case subject to the terms of the Agreement. Pentacon USA and each of the other Loan Parties agrees to promptly execute and

FOURTH AMENDMENT TO SECOND AMENDMENT AND
RESTATED LOAN AND SECURITY AGREEMENT - Page 5 deliver, or cause to be executed and delivered, to the Agent such documents, certificates and agreements in connection with the referenced merger and as required by the Loan Documents as the Agent may reasonably request.

     Section 3.5 RELEASE. In consideration of this Amendment, each of the Borrowers on its own behalf and on behalf of their respective Subsidiaries, predecessors, successors and assigns (collectively, the "RELEASING PARTIES"), hereby irrevocably and forever releases, remises, discharges and holds harmless the Agent and each Lender and all of their respective officers, directors, employees, agents, attorneys and representatives, and all of their respective predecessors, successors, and assigns, from any and all claims, causes of action, demands, and liabilities of any kind whatsoever, if any, whether direct or indirect, fixed or contingent, liquidated or nonliquidated, disputed or undisputed, asserted or non-asserted, known or unknown, which any of the Releasing Parties has relating in any way to any event, circumstance, occurrence, act, action, or failure to act in connection with or otherwise concerning this Agreement, the other Loan Documents or the transactions contemplated therein from the beginning of time through the Amendment Effective Date.

                                    ARTICLE 4
                                  MISCELLANEOUS

     Section 4.1 CONDITIONS PRECEDENT. The effectiveness of this Amendment is subject to the satisfaction of each of the following conditions precedent:

          (a) The Agent shall have received all of the following, each dated the date of this Amendment (unless otherwise indicated), in form and substance satisfactory to the Agent:

               (i) AMENDMENT DOCUMENTS. This Amendment and any other agreement, certificate, document, or instrument required by the Agent to be executed or delivered by any Borrower, the Agent, or the Lenders in connection with this Amendment, in each case duly executed (the "AMENDMENT DOCUMENTS");

               (ii) FEES AND EXPENSES. Evidence that the costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) incurred by the Agent incident to this Amendment or otherwise required to be paid in accordance with SECTION 15.7 of the Agreement, to the extent incurred and submitted to the Borrowers, shall have been paid in full;

               (iii) ADDITIONAL INFORMATION. The Agent shall have received such additional documents, instruments, and information as the Agent may reasonably request to effect the transactions contemplated hereby;

               (iv)  AMENDMENT FEE. Payment of the Amendment Fee required by
          SECTION 4.2 of this Amendment; and

FOURTH AMENDMENT TO SECOND AMENDMENT AND
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                (v)  CONSENTS. All consents required by SECTION 13.2 of the
          Agreement shall have been obtained.

          (b) The representations and warranties contained herein, in the Agreement, and in all other Loan Documents, as amended hereby, shall be true and correct as of the date hereof as if made on the date hereof (except those, if any, which by their terms specifically relate only to a different date).

          (c) All corporate proceedings taken in connection with the transactions contemplated by this Amendment and all other agreements, documents, and instruments executed and/or delivered pursuant hereto, and all legal matters incident thereto, shall be satisfactory to the Agent.

          (d) No Default or Event of Default shall have occurred and be continuing.

     Section 4.2 AMENDMENT FEE. The Borrowers agrees to pay to the Agent, on the Closing Date, solely for the benefit of the Lenders who execute this Agreement on or before the Effective Date, an amendment fee in the amount of $500,000 in consideration for the Agent's and each such Lender's execution of this Amendment. Upon the effectiveness of this Amendment, the Borrowers shall be deemed to have made a request for a Revolving Loan in the amount of such amendment fee and the Agent and the Lenders are authorized, but not obligated, to fund such Revolving Loan and apply the proceeds thereof in payment of such amendment fee.

     Section 4.3 REPRESENTATIONS AND WARRANTIES. The Borrowers hereby represent and warrant to, and agree with, the Agent, for the benefit of the Lenders, that, as of the date of and after giving effect to this Amendment, (a) the execution, delivery, and performance of this Amendment and any and all other Amendment Documents executed and/or delivered in connection herewith have been authorized by all requisite corporate action on the part of each of the Borrowers (as applicable) and will not violate any of such Borrower's certificate of incorporation or bylaws, (b) all representations and warranties set forth in the Agreement and in any other Loan Document are true and correct as if made again on and as of such date (except those, if any, which by their terms specifically relate only to a different date) in the Agreement), (d) no Default or Event of Default has occurred and is continuing, (e) the Agreement (as amended by this Amendment), and all other Loan Documents are and remain legal, valid, binding, and enforceable obligations in accordance with the terms thereof, and (f) the certifications delivered to the Agent under CLAUSE (i), CLAUSE (ii), CLAUSE (iii), and CLAUSE (iv) of SECTION 10.1(a) of the Agreement remain true, correct, and complete as of the Amendment Effective Date.

     Section 4.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES. All representations and warranties made in this Amendment or any other Loan Document shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or

FOURTH AMENDMENT TO SECOND AMENDMENT AND
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any Lender, or any closing, shall affect the representations and warranties or the right of the Agent and the Lenders to rely upon them.

     Section 4.5 REFERENCE TO AGREEMENT. Each of the Loan Documents, including the Agreement, the Amendment Documents, and any and all other agreements, documents, or instruments now or hereafter executed and/or delivered pursuant to the terms hereof or pursuant to the terms of the Agreement as amended hereby, are hereby amended so that any reference in such Loan Documents to the Agreement, whether direct or indirect, shall mean a reference to the Agreement as amended hereby.

     Section 4.6 SEVERABILITY. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

     Section 4.7 SUCCESSORS AND ASSIGNS. This Amendment is binding upon and shall inure to the benefit of the Agent, the Lenders, the Borrowers, and their respective successors and assigns, except no Borrower may assign or transfer any of its rights or obligations hereunder without the prior written consent of the Agent and the Lenders.

     Section 4.8 GENERAL. This Amendment, when signed by each signatory as required by the Agreement (a) shall be deemed effective prospectively as of the Amendment Effective Date, (b) contains the entire agreement among the parties and may not be amended or modified except in writing signed by all parties as required by the Agreement, (c) shall be governed and construed according to the laws of the State of Texas, and (d) may be executed in any number of counterparts, each of which shall be valid as an original and all of which shall be one and the same agreement. A telecopy or other electronic transmission of any executed counterpart shall be deemed valid as an original.

     THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR,
     CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers in several counterparts effective as of the date specified in the introductory paragraph hereof.


                                             THE BORROWERS:

                                             PENTACON, INC.

FOURTH AMENDMENT TO SECOND AMENDMENT AND
RESTATED LOAN AND SECURITY AGREEMENT - Page 8

                                            By:
                                                --------------------------------
                                            Name:
                                                  ------------------------------
                                            Title:
                                                   -----------------------------


                                             PENTACON AEROSPACE GROUP, INC., a
                                             Nevada corporation and successor by
                                             merger to Texas International
                                             Aviation, Inc., West Coast Aero
                                             Products Holding Corp., Pollard
                                             Acquisition Corp., ASI Aerospace
                                             Group, Inc. and Alatec Products,
                                             Inc.
                                             ALATEC CABLE HARNESS &
                                             ASSEMBLY DIVISION, INC. ALATEC
                                             FASTENER AND COMPONENT GROUP, INC.
                                             ALATEC RACE, INC. TRACE ALATEC
                                             SUPPLY COMPANY, INC.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             PENTACON INDUSTRIAL GROUP, INC, a
                                             Nevada corporation and successor by
                                             merger to AXS Solutions, Inc.,
                                             Maumee Industries, Inc. and Sales
                                             Systems Limited


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             PENTACON USA, L.P., a Texas limited
                                             partnership and successor by merger
                                             to Pace Products, Inc. and Capitol
                                             Bolt & Supply, Inc.

                                             By:  JIT Holdings, Inc., a Texas
                                                  corporation

FOURTH AMENDMENT TO SECOND AMENDMENT AND
RESTATED LOAN AND SECURITY AGREEMENT - Page 9

                                                  Its: General Partner

                                                  By:
                                                      --------------------------
                                                  Name:
                                                        ------------------------
                                                  Title:
                                                         -----------------------

FOURTH AMENDMENT TO SECOND AMENDMENT AND
RESTATED LOAN AND SECURITY AGREEMENT - Page 10
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                                             THE AGENT:

                                             BANK OF AMERICA, NATIONAL
                                             ASSOCIATION


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

FOURTH AMENDMENT TO SECOND AMENDMENT AND
RESTATED LOAN AND SECURITY AGREEMENT - Page 11

                                             THE LENDERS:

                                             BANK OF AMERICA, NATIONAL
                                             ASSOCIATION


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             FLEET CAPITAL CORPORATION


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             PNC BANK, NATIONAL ASSOCIATION


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------


                                             UNION BANK OF CALIFORNIA, N.A.


                                             By:
                                                 -------------------------------
                                             Name:
                                                   -----------------------------
                                             Title:
                                                    ----------------------------

FOURTH AMENDMENT TO SECOND AMENDMENT AND
RESTATED LOAN AND SECURITY AGREEMENT - Page 12